                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      September 9, 2005
                                                 -------------------------------

                         VSUS TECHNOLOGIES INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                  002-98748-D              43-2033337
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  (State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)

      902 Clint Moore Road, Suite 138, Boca Raton, Florida        33487
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           (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code   (561) 994-0800
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     As of September 9, 2005, we amended our Memorandum of Understanding (the
"MOU") with NetCurrents Information Services, Inc., a Delaware corporation
("NetCurrents"), dated June 9, 2005 (the "Execution Date"), so that, as amended, the MOU provides as follows:

         (1) NetCurrents desires to grant us a 50-year license (the "License")
to, at our sole cost and expense, (a) in consultation with NetCurrents, modify and integrate NetCurrent's patented Internet search technology (the "NetCurrents
Intellectual Property") into certain software applications we currently market, license, sell and distribute to customers (the "VSUS Intellectual Property") to create bundled products therefrom (the "Bundled Applications"); and (b) develop and create modified versions and derivative works from the NetCurrents
Intellectual Property, which we intend to market, license, sell and distribute to third parties ("Additional Applications").

         (2) As consideration for such License, we will (a) within one hundred eighty (180) days after the Effective Date, loan to NetCurrents an aggregate of
$200,000 (the "Initial Loan Amount"), in such increments as are to be agreed to by the parties; (b) if requested by NetCurrents, use our best efforts to thereafter loan to NetCurrents an additional $50,000 (the "Additional Loan
Amount," and together with the Initial Loan Amount, the "Loan"); (c) issue to
NetCurrents 500,000 shares of our common stock; and (d) pay to NetCurrents, on a quarterly basis, royalties (the "Royalties") equal to fifteen (15%) of the gross revenues we receive from the sale, license, or other distribution of the Bundled
Applications and/or any Additional Applications (the "Revenues").

         (3) The Loan shall be (a) provided by us to NetCurrents without interest; (b) secured against the NetCurrents Intellectual Property; and (c)
repayable to us by NetCurrents only from fifty (50%) percent of any Royalties otherwise payable to NetCurrents pursuant to the MOU.

         (4) In consideration for providing NetCurrents the Loan, NetCurrents shall issue to us 500,000 shares of its common stock, within thirty (30) days of their receipt of the Initial Loan Amount;

         (5) In order for us to maintain the License, we must meet (a) certain milestones set forth in a timetable for the modification and integration of the
NetCurrents Intellectual Property into the Bundled Applications, and the commercialization thereof, to be mutually agreed to by the parties; and (b)
certain minimum Revenue amounts, to be mutually agreed to by the parties; and

         (6) Subject to (3)(b) above, NetCurrents shall continue to own all rights, title and interest in and to the NetCurrents Intellectual Property. We shall continue to own all rights, title and interest in and to the VSUS
Intellectual Property. The parties shall each own fifty (50%) percent of the rights, title and interest in and to any Additional Applications we develop in accordance with the terms and conditions of the MOU.

     A copy of the MOU, as amended, is annexed hereto as Exhibit 10.1.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not Applicable

           (b) Not Applicable

           (c) Exhibits

           Exhibits
           --------

               10.1 Memorandum of Understanding between VSUS Technologies
                    Incorporated and NetCurrents Information Services, Inc., as
                    amended(1)

           --------------------------
           (1) Filed herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            VSUS TECHNOLOGIES INCORPORATED

Date:   September 14, 2005                  By:  /s/ Steven Goldberg
      ------------------------------           ---------------------------------
                                                 Steven Goldberg
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Exhibit Title
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     10.1      Memorandum of Understanding between VSUS Technologies
               Incorporated and NetCurrents Information Services, Inc., as
               amended (1)

----------------------
(1) Filed herewith

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